UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 13, 2004

SPHERION CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-11997	36-3536544

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2050 Spectrum Boulevard
Fort Lauderdale, Florida 33309

(Address, including zip code, of Principal Executive Offices)

Registrant’s telephone number, including area code: (954) 308-7600

ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE

     On July 13, 2004, Spherion Corporation issued a press release announcing that (i) it had entered into an amendment to its current credit facility, (ii) it plans to redeem outstanding convertible notes and (iii) it is updating second quarter earnings guidance. A copy of the press release is attached as an exhibit hereto.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPHERION CORPORATION
Date: July 13, 2004	By:	/s/ Mark W. Smith
Senior Vice President &
Chief Financial Officer

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